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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): September 30, 1997


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                   1-7882               94-1692300
          --------                   ------               ----------
(State or other jurisdiction    (Commission            (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                            94088-3453
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(address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
 including area code:                                   (408) 732-2400
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Item 5.  Other Events.
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     On September 30, 1997, Advanced Micro Devices, Inc. (the Company) announced that lower than expected AMD K-6(TM) MMX(TM) yields resulted in lower revenues and an operating loss that was substantially larger than anticipated. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

     Except for the historical information contained in the Company's press release, certain of the matters discussed in the press release are forward-looking statements about the AMD K-6 MMX Enhanced Processor that involve risks and uncertainties that the Company's production ramp will fall short of expectations, that new wafer fabrication process technologies will not be developed as rapidly as customers need or demand, that customer acceptance and demand of the product will continue, and that economic conditions will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in the Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 29, 1997.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated September 30, 1997

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANCED MICRO DEVICES, INC.
                                        (Registrant)


Date:  October 9, 1997        By: /s/ Geoff Ribar
                                 -----------------------------
                                        Geoff Ribar
                                        Vice President
                                        Corporate Controller

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                                 Exhibit Index
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Exhibit Number     Exhibit
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     99            Press release dated September 30, 1997

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